J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Strategic Debt Fund (the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 3, 2022

to the current Summary Prospectuses, Prospectuses and Statement of Additional Information

NOTICE OF LIQUIDATION OF THE JPMORGAN EMERGING MARKETS STRATEGIC DEBT FUND. The Board of Trustees (the “Board”) of JPMorgan Trust I has approved the liquidation and dissolution of the Fund on or about April 29, 2022 (the “Liquidation Date”). Effective immediately, the Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for its liquidation. On the Liquidation Date (for settlement the date after the Liquidation Date), the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for any proceeds from any securities that cannot be liquidated on the Liquidation Date, cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Income dividends and capital gain distributions, if any, may be paid on or prior to the Liquidation Date. Effective immediately, Distribution (Rule 12b-1) Fees on Fund shares are being waived.

If you have a Fund direct IRA account, your shares will be exchanged for Morgan Shares of the JPMorgan U.S. Government Money Market Fund unless you provide alternative direction prior to the Liquidation Date. For all other IRA accounts, the proceeds will be invested based upon guidelines of the applicable Plan administrator. Upon liquidation, shareholders may purchase any class of another J.P. Morgan Fund for which they are eligible with the proceeds of the liquidating distribution. At the time of the purchase you must inform your Financial Intermediary or the J.P. Morgan Funds that the proceeds are from the Fund.

In connection with the liquidation, the change in the Fund’s fiscal year from October 31st to the last day of February as indicated in the Fund’s annual shareholder report as of October 31, 2021 will not occur and the Fund’s fiscal year end will remain October 31st. As a result, it is anticipated that the last shareholder report for the Fund will be the annual shareholder report dated as of October 31, 2021.

PURCHASES OF FUND SHARES FROM NEW SHAREHOLDERS WILL NO LONGER BE ACCEPTED ON OR AFTER MARCH 8, 2022.

PURCHASES OF ADDITIONAL SHARES FROM EXISTING SHAREHOLDERS WILL NO LONGER BE ACCEPTED ON OR AFTER APRIL 22, 2022.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

SUP-EMSD-LIQ-322